COMPUTATIONAL MATERIALS FOR  AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH      ASSET-BACKED NOTES, SERIES 1999-3
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                               ABS NEW TRANSACTION



                             COMPUTATIONAL MATERIALS

                                  $515,000,000
                      AFC MORTGAGE LOAN ASSET BACKED NOTES,
                                  SERIES 1999-3


                                SUPERIOR BANK FSB
                                 SELLER/SERVICER


                             AFC TRUST SERIES 1999-3
                                     ISSUER







--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                               1

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                          COMPUTATIONAL MATERIALS FOR  AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH      ASSET-BACKED NOTES, SERIES 1999-3
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The attached tables and other statistical analyses (the "Computational
Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-5320.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                               2

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


                          COMPUTATIONAL MATERIALS FOR  AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH      ASSET-BACKED NOTES, SERIES 1999-3
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
------------------------------------------------------------------------------------------------------
                                               EXPECTED              LEGAL     EXPECTED
                CLASS                           RATINGS     AVG.     FINAL     PAYMENT
   CLASS         SIZE        TRANCHE TYPE     MOODY'S/S&P   LIFE    PAYMENT     WINDOW     LIFE CAP
------------ ------------- ----------------- -------------- ------ ---------- ----------- ------------
To Call:
1A           $315,000,000  LIBOR Floater        Aaa/AAA     3.45     9/29      1 - 116       9.75%
                           (1)
2A           $200,000,000  LIBOR Floater        Aaa/AAA     2.74     9/29      1 - 116      15.50%
                           (2)

To
Maturity:
1A           $315,000,000  LIBOR Floater        Aaa/AAA     3.57     9/29      1 - 193       9.75%
                           (1)
2A           $200,000,000  LIBOR Floater        Aaa/AAA     2.82     9/29      1 - 195      15.50%
                           (2)
------------------------------------------------------------------------------------------------------

(1) Subject to the Class 1A Cap Rate with a Class 1A Available Funds Cap Carry Forward Amount.
(2) Subject to the Class 2A Cap Rate with a Class 2A Available Funds Cap Carry Forward Amount.

SERIES:                   AFC Mortgage Loan Asset Backed Notes, Series 1999-3

SELLER AND SERVICER:      Superior Bank FSB

INDENTURE TRUSTEE:        LaSalle Bank National Association

OWNER TRUSTEE:            [Wilmington Trust Company]

UNDERWRITERS:             Merrill Lynch, Pierce, Fenner & Smith Incorporated
                          (Lead) & J.P. Morgan Securities Inc. (Co-Manager)

NOTE INSURER:             Financial Guaranty Insurance Company ("FGIC")

CUT-OFF DATE:             September 1, 1999

EXP. PRICING:             On or about September 17, 1999

EXP. SETTLEMENT:          On or about September 28, 1999

PAYMENT DATE:             The 25th day of each month (or if such 25th day is not
                          a business day, the next succeeding business day), commencing on October 25, 1999.


DAY COUNT:                Actual/360 for Class 1A and Class 2A.

CLASS 1A PREPAYMENT
ASSUMPTION:               With respect to the Class 1A Notes, a 100% Prepayment
                          Assumption assumes a CPR of 2% per annum in the first month of the life of the Mortgage Loans and an additional 1.2% per annum each month thereafter until the twenty-first month and 26% CPR thereafter.

CLASS 2A PREPAYMENT
ASSUMPTION:               28% CPR

SMMEA: The Class 1A Notes will not be SMMEA eligible. The Class 2A Notes will not be SMMEA eligible until such time as the balance of the related Pre-Funding Account is reduced to zero.

ERISA: Subject to the conditions and restrictions set forth in the Prospectus Supplement, it is expected that the Class 1A and 2A Notes will generally be ERISA eligible. Prospective purchasers should consult their counsel.

TAX STATUS:               In the opinion of tax counsel to Superior Bank FSB,
                          the Notes will be treated as debt for federal income tax purposes, the trust will not be characterized as an association (or a publicly traded partnership) taxable as a corporation and neither the trust nor any portion of the trust will constitute a taxable mortgage pool taxable as a corporation.



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                               3

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                          COMPUTATIONAL MATERIALS FOR  AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH      ASSET-BACKED NOTES, SERIES 1999-3
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COLLATERAL:

Group 1 Mortgage Loans:   Conventional, fixed-rate mortgage loans secured by
                          first or second liens on one- to four-family residential properties, units in planned unit developments, condominiums and manufactured homes
                          ("Single Family Properties"), residential properties consisting of five or more dwelling units
                          ("Multifamily Properties"), commercial properties
                          ("Commercial Properties") and mixed residential and commercial structures ("Mixed Use Properties") plus
                          Group 1 Pre-Funding Account. In addition, Group 1 will include "Periodic Payment Loans" (21.05% of Group 1 before pre-funding), "Deferred Payment Loans" (15.90% of Group 1 before pre-funding), "Temporary Buydown
                          Loans" (0.19% of Group 1 before pre-funding),
                          "Permanent Buydown Loans" (18.52% of Group 1 before pre-funding) and "Permanent Buydown Companion Loans"
                          ($3,642,481). See below for further description.

Group 2 Mortgage Loans:   Conventional, adjustable rate mortgage loans secured
                          by first liens on Single Family Properties indexed to 6 Month LIBOR plus Group 2 Pre-Funding Account. In addition, Group 2 will include "Deferred Payment
                          Loans" (7.05% of Group 2 before pre-funding) and "Temporary Buydown Loans" (0.76% of Group 2 before pre-funding). See below for further description.

CREDIT
ENHANCEMENT:              Credit enhancement refers to features of the offered
                          notes that are intended to reduce the effect on holders of such notes of losses on the mortgage loans.
                          The credit enhancement consists of excess spread, cross-collateralization, overcollateralization and the note insurance policy issued by FGIC.

EXCESS SPREAD:            On each payment date, the amount of interest due on
                          the mortgage loans of each group will generally be greater than the amount needed to make monthly interest payments on the related notes and to pay certain fees for that month. Excess spread collected from a group of mortgage loans, and with respect to Group 1 only, the amounts collected on the permanent buydown companion loans, will be used first to cover any shortfalls in the required payments of principal on the offered notes related to such group, and then for cross-collateralization and/or overcollateralization.

OVERCOLLATERAL-
IZATION: Overcollateralization refers to the actual amount by which the aggregate principal balance due on the mortgage loans in a group exceeds the aggregate principal balance due on the related offered notes. That excess is intended to protect noteholders against shortfalls in required payments on the related offered notes.

                          An initial amount of overcollateralization will be required for each group. On the closing date, the note insurer will also specify the required overcollateralization for each group (which will vary throughout the life of the notes). The required overcollateralization amount for a group is intended to be reached by an additional payment of principal from amounts that are available for such group after payments of required principal and interest payments on all offered notes and certain fees and expenses. That amount, if any, will be used to pay principal on the related offered notes on an accelerated basis in relation to the related mortgage loans, thereby increasing the amount of overcollateralization for the related group.



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                               4

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                          COMPUTATIONAL MATERIALS FOR  AFC MORTGAGE LOAN
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CROSS-
COLLATERALIZATION:        Cross-collateralization generally refers to the use of
                          amounts received on one group of mortgage loans, after payment of required interest and principal on the related offered notes, to pay shortfalls of required interest and principal on the offered notes related to the other group as a result of realized losses on the mortgage loans related to that other group.

                          The excess funds for a group are from two sources: (1) excess spread that is not needed to pay shortfalls in principal for that group and (2) excess principal that is not needed because principal received for that group exceeds the amount necessary to reach or maintain the required overcollateralization amount.


PRE-FUNDING AMOUNTS:

Original Group 1 Pre-Funding Amount: $ 124,483,356.98
Original Group 2 Pre-Funding Amount: $ 78,031,772.75

The Original Group 1 Pre-Funding Amount and Original Group 2 Pre-Funding Amount will be reduced during the funding period (approx. 2 months) by the amounts thereof used to purchase the related subsequent mortgage loans. Any amount remaining at the end of the funding period in the Group 1 and Group 2 Pre-Funding Accounts will be used to prepay principal to the Class 1A and Class 2A Notes, respectively.


Class 1A Note Interest Rate:

Prior to the availability of the 5% clean-up call (as defined below):

On each Payment Date, the Class 1A Note Interest Rate will be a rate equal to the lesser of (1) the lesser of (a) One-Month LIBOR plus [ ]% per annum (the "Class 1A LIBOR Rate"), and (b) 9.75% per annum (the "Class 1A Cap Rate") and
(2) the Available Funds Cap Rate for the Class 1A Notes.

Class 2A Note Interest Rate:

Prior to the availability of the 5% clean-up call (as defined below):

On each Payment Date, the Class 2A Note Interest Rate will be a rate equal to the lesser of (1) the lesser of (a) One-Month LIBOR plus [ ]% per annum (the "Class 2A LIBOR Rate"), and (b) 15.50% per annum (the "Class 2A Cap Rate") and
(2) the Available Funds Cap Rate for the Class 2A Notes.

One-Month LIBOR will be determined on the second Business Day preceding the beginning of each Accrual Period with respect to the Class 1A and Class 2A Notes.

The Class 1A and 2A LIBOR Rates will increase approximately 40bps on and after the date on which the 5% clean-up call becomes available but is not exercised.


AVAILABLE FUNDS CAP RATE:

For each class of Notes and any Payment Date will be a percentage derived from the fraction the numerator of which is the difference between (1) the sum of all interest collected and advanced on the mortgage loans in the related group during the related due period and (2) the sum of the servicing fee, FGIC fee and trustees fees payable for the related Payment Date with respect to that group, and the denominator of which is the aggregate note principal balance of such class immediately prior to that Payment Date.



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                               5

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                          COMPUTATIONAL MATERIALS FOR  AFC MORTGAGE LOAN
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CLASS 1A AVAILABLE FUNDS CAP CARRY FORWARD AMOUNT:

If on any Payment Date, the Class 1A Note Interest Rate is limited by the Available Funds Cap Rate, you will be entitled to receive the excess of (i) the interest distributable had the Class 1A Note Interest Rate been based on the lesser of (a) the Class 1A LIBOR Rate and (b) the Class 1A Cap Rate, over (ii) the interest actually distributed based on the Available Funds Cap Rate plus
(iii) interest thereon at the then current Class 1A Note Interest Rate. No Class 1A Available Funds Cap Carry Forward Amount will be paid to the Class 1A Noteholder if the balance of such Class 1A Note is reduced to zero. The ratings of the Class 1A Notes do not address the likelihood of the payment of any Class 1A Available Funds Cap Carry Forward Amounts and Class 1A Available Funds Cap Carry Forward Amounts will not be covered by Insured Payments from FGIC.

CLASS 2A AVAILABLE FUNDS CAP CARRY FORWARD AMOUNT:

If on any Payment Date, the Class 2A Note Interest Rate is limited by the Available Funds Cap Rate, you will be entitled to receive the excess of (i) the interest distributable had the Class 2A Note Interest Rate been based on the lesser of (a) the Class 2A LIBOR Rate and (b) the Class 2A Cap Rate, over (ii) the interest actually distributed based on the Available Funds Cap Rate plus
(iii) interest thereon at the then current Class 2A Note Interest Rate. No Class 2A Available Funds Cap Carry Forward Amount will be paid to the Class 2 A Noteholder if the balance of such Class 2A Note is reduced to zero. The ratings of the Class 2A Notes do not address the likelihood of the payment of any Class 2A Available Funds Cap Carry Forward Amounts and Class 2A Available Funds Cap Carry Forward Amounts will not be covered by Insured Payments from FGIC.

PRINCIPAL PAYMENTS:

The Class 1A Note will be backed primarily by cash flow from Group 1 assets.

The Class 2A Note will be backed primarily by cash flow from Group 2 assets.

Each Class 1A and 2A Note will generally receive all scheduled and unscheduled principal payments from their respective groups until they are retired.

OPTIONAL TERMINATION/5% CLEANUP CALL:

When the aggregate principal balance of the mortgage loans (and properties acquired in respect thereof) remaining in the trust has been reduced to less than 5% of the sum of (1) the aggregate principal balance of the mortgage loans as of September 1, 1999, and (2) the aggregate amounts on deposit in the pre-funding accounts on the closing date, the servicer, at its option, may purchase all of such mortgage loans and properties from the trust, and thereby cause an early retirement of the notes.

COLLATERAL OVERVIEW (INITIAL MORTGAGE LOANS):

Manufactured Home Loans

Mortgage loans secured by manufactured homes that are deemed to be real property in the jurisdiction in which the mortgaged property is located. These loans will constitute 11.23% of Group 1 and 13.34% of Group 2, by Group Principal Balance, before pre-funding.

Periodic Payment Loans

Mortgage loans which generally are the same as the other mortgage loans in the transaction but which accrue interest on a 28/364 day basis. Periodic Payment Loans will constitute 21.05% of Group 1, by Group Principal Balance, before pre-funding. In addition, some of these loans will allow for the mortgagor to use a limited number of payment vouchers to defer principal portions of the corresponding Periodic Payment and pay only the interest




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                               6

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                          COMPUTATIONAL MATERIALS FOR  AFC MORTGAGE LOAN
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portion due on such payment dates. Any principal deferred in such a manner will be due in full on the maturity date of the related Periodic Payment Loan.

Deferred Payment Loans

Mortgage Loans which permit the Mortgagor to defer the first two or three payments due under the related mortgage note. Such election must be made at the time of origination. Under certain limited circumstances, these deferred payments may be forgiven by the Mortgagee on the maturity date of the loan. These loans will constitute 15.90% of Group 1 and 7.05% of Group 2, by Group Principal Balance, before pre-funding.

Temporary Buydown Loans

Approximately 0.19% of Group 1 and 0.76% of Group 2 before pre-funding, provide that the Mortgage Rate stated therein be reduced by 2% during the first twelve month period of the loans, and reduced by 1% during the second twelve month period of the loan, after which such Mortgage Rate will apply. For example, a loan with a stated Mortgage Rate of 10% will actually have a Mortgage Rate of 8% during the first 12 month period, 9% during the second 12 month period and will return to 10% for the remainder of the loan term. All modeling assumptions herein use the actual reduced Mortgage Rates for the first 24 months, not the stated Mortgage Rate, for all such Temporary Buydown Loans.

Permanent Buydown Loans

Approximately 18.52% of the Group 1 Initial Mortgage Loans, by Original Group 1 Principal Balance, are loans (each, a "Permanent Buydown Loan") made by the Depositor to a borrower together with a "Permanent Buydown Companion Loan" for the purpose of financing a buydown of the interest rate on the Permanent Buydown Loan. Each Permanent Buydown Companion Loan provides for equal payments of principal only for a term not to exceed 5 years. Although the Permanent Buydown Loan and the Permanent Buydown Companion Loan are evidenced by separate notes, the Depositor treats, and the Servicer will treat, both loans as a single obligation. The Permanent Buydown Loan and the Permanent Buydown Companion Loan are given a single loan number and are billed on a single statement. Both notes are secured by either a first or second lien on the same mortgaged property, and a default under one note will trigger a default under the other. For each Permanent Buydown Loan conveyed to the Trust, the corresponding Permanent Buydown Companion Loan will also be conveyed to the Trust.

Approximately $3,642,481 of Permanent Buydown Companion Loans are associated with the Group 1 Permanent Buydown Loans and will be included in the excess spread for Group 1. The Group 1 principal balance as of the cut-off date does not, and as of any date will not, include the outstanding balance of the permanent buy down companion loans included in Group 1.









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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                               7

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                          COMPUTATIONAL MATERIALS FOR  AFC MORTGAGE LOAN
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
AVERAGE LIFE SENSITIVITY ANALYSIS:
(assuming 0 bps losses):
                              Assumes a 5% Clean-Up Call

SCENARIO            1                2                 3                 4                 5
                    -                -                 -                 -                 -
CLASS          WAL    WINDOW    WAL    WINDOW     WAL    WINDOW     WAL    WINDOW     WAL    WINDOW
               ---    ------    ---    ------     ---    ------     ---    ------     ---    ------
1A            14.78  1 - 335    5.81   1 - 181    3.45   1 - 116    2.49   1 - 82     1.96   1 - 60
2A            7.71   1 - 335    3.98   1 - 181    2.74   1 - 116    2.08   1 - 82     1.51   1 - 60

                       Assumes NO 5% Clean-Up Call (to Maturity)

SCENARIO            1                2                 3                 4                 5
                    -                -                 -                 -                 -
CLASS          WAL    WINDOW    WAL    WINDOW     WAL    WINDOW     WAL    WINDOW     WAL    WINDOW
               ---    ------    ---    ------     ---    ------     ---    ------     ---    ------
1A            14.84  1 - 358    6.00   1 - 312    3.57   1 - 193    2.56   1 - 138    2.00   1 - 99
2A            7.72   1 - 351    4.05   1 - 272    2.82   1 - 195    2.17   1 - 149    1.58   1 - 108

                                PREPAYMENT SCENARIOS
SCENARIO              1         2          3          4         5
                      -         -          -          -         -
Class 1A (1)          0%        50%       100%       150%      200%
Class 2A (2)         10%        20%        28%       35%        45%


(1)     as a percentage of the Prepayment Assumption
(2)     as a conditional prepayment rate (CPR)



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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CLASS 2A EXCESS SPREAD & AVAILABLE FUNDS CAP RATE ANALYSIS (UNDER PRICING
SCENARIO):

Period    Payment Date   Available Funds Cap Rate(1)  Excess Spread Available(1)
------    ------------   ---------------------------  --------------------------
  1        10/25/1999               9.93                       4.18
  2        11/25/1999               9.93                       4.18
  3        12/25/1999               9.93                       4.18
  4        01/25/2000               9.93                       4.18
  5        02/25/2000               9.93                       4.18
  6        03/25/2000               9.93                       4.18
  7        04/25/2000               9.93                       4.18
  8        05/25/2000               9.93                       4.18
  9        06/25/2000               9.93                       4.18
  10       07/25/2000               9.93                       4.18
  11       08/25/2000               9.94                       4.19
  12       09/25/2000               9.94                       4.19
  13       10/25/2000               9.94                       4.19
  14       11/25/2000               9.95                       4.20
  15       12/25/2000               9.95                       4.20
  16       01/25/2001               9.95                       4.20
  17       02/25/2001               9.95                       4.20
  18       03/25/2001               9.95                       4.20
  19       04/25/2001               9.95                       4.20
  20       05/25/2001              10.01                       4.26
  21       06/25/2001              10.01                       4.26
  22       07/25/2001              10.01                       4.26
  23       08/25/2001              10.17                       4.42
  24       09/25/2001              10.71                       4.96
  25       10/25/2001              11.05                       5.30
  26       11/25/2001              11.40                       5.65
  27       12/25/2001              11.75                       6.00
  28       01/25/2002              11.75                       6.00
  29       02/25/2002              11.75                       6.00
  30       03/25/2002              11.76                       6.01

--------------------------------------------------------------------------------
(1) Assumes 1 Month LIBOR = 5.3800%, 6 Month LIBOR = 5.9425%, Class 2A Net Margin = 0.37%, Expenses = 0.86%.



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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
INITIAL MORTGAGE LOAN CHARACTERISTICS

As of 9/1/99 (the "Cut-off Date")

Group 1 (Fixed Rate):
Current Home Equity Loan Principal Balance (excluding
Permanent Buydown Companion Loan Balance of $3,642,481):    $202,789,370
Average Current Home Equity Loan Principal Balance:         $62,900      Range:  $6,000 - $524,512
Original Home Equity Loan Principal Balance:                $203,072,579
Average Original Home Equity Loan Principal Balance:        $62,988      Range:  $6,000 - $525,000
Properties secured by 1st/2nd Liens:                        84.13% / 15.87%
Weighted Average Coupon:                                    10.408%      Range:  7.110% - 16.150%
Weighted Average CLTV:                                      78.07%
Weighted Average Rem. Term:                                 258.3 mos.
Weighted Average Original Term:                             259.4 mos.
Geographic Distribution:                                    48 States and D.C.
States w/ >5% Concentrations:                               NY - 13.17%    MI - 6.45%    OH - 6.20%
                                                            FL - 12.44%    PA - 6.23%
Product Type-
        Balloons (30's due in 15):                          25.26%
        Periodic Payment Loans:                             21.05%
        Deferred Payment Loans:                             15.90%
        Temporary Buydown Loans:                            0.19%
        Permanent Buydown Loans:                            18.52%
        Permanent Buydown Companion Loans:                  $3,642,481

Occupancy-
        Owner Occupied:                                     92.64%
        Non-Owner Occupied:                                 7.36%

Property Type-
        One Family:                                         73.37%
        2-4 Family:                                         9.65%
        Manufactured Home Loans:                            11.23%
        Multi-Family:                                       1.31%
        Condominium:                                        1.60%
        Mixed Use:                                          0.76%
        PUD:                                                1.40%
        Commercial:                                         0.68%

Loan Purpose-
        Purchase:                                           20.65%
        Refinance:                                          10.98%
        Cashout:                                            68.37%



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR  AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH      ASSET-BACKED NOTES, SERIES 1999-3
--------------------------------------------------------------------------------



INITIAL MORTGAGE LOAN CHARACTERISTICS (continued)

As of 9/1/99 (the "Cut-off Date")

Group 2 (Adjustable Rate):
Current Home Equity Loan Principal Balance:                 $128,473,132
Average Current Home Equity Loan Principal Balance:         $91,636      Range:  $12,000 - $845,000
Original Home Equity Loan Principal Balance:                $128,570,335
Average Original Home Equity Loan Principal Balance:        $91,705      Range:  $12,000 - $845,000
 Product Type-
        2/28:                                               94.60%
        3/27:                                               4.54%
        6 Month LIBOR:                                      0.86%
        Temporary Buydown Loans:                            0.76%
        Deferred Payment Loans:                             7.05%
Weighted Average Coupon:                                    10.786%      Range:  6.750% - 14.375%
Weighted Average Lifetime Cap:                              16.806%      Range:  13.625% - 20.375%
Weighted Average Lifetime Floor:                            9.806%       Range:  6.625% - 13.375%
Weighted Average Gross Margin:                              6.768%       Range:  3.750% - 10.500%
Weighted Average Months to Roll:                            23           Range:  2- 36
Weighted Average Initial Periodic Cap:                      1.999%       Range:  1.000% - 3.000%
Weighted Average Periodic Cap:                              1.000%       Range:  all 1.000%
Weighted Average Rem. Term:                                 358.1 mos.
Weighted Average Original Term:                             359.2 mos.
Properties secured by 1st Liens:                            100%
Weighted Average LTV:                                       80.11%
Geographic Distribution:                                    43 states
 States w/ >5% Concentrations:                              NY - 12.43%    NJ - 7.60%     IN - 6.66%
                                                            OH - 8.73%     NC - 6.98%
                                                            MI - 8.00%     PA - 6.88%
Occupancy-
        Owner Occupied:                                     95.26%
        Non-Owner Occupied:                                 4.74%

 Property Type-
        One Family:                                         73.79%
        2-4 Family:                                         9.90%
        Manufactured Home Loans:                            13.34%
        Condominium:                                        1.92%
        PUD:                                                1.05%

 Loan Purpose-
        Purchase:                                           50.84%
        Refinance:                                          8.75%
        Cashout:                                            40.40%




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR  AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH      ASSET-BACKED NOTES, SERIES 1999-3
--------------------------------------------------------------------------------



INITIAL MORTGAGE LOAN CHARACTERISTICS (continued)

As of 9/1/99 (the "Cut-off Date")

Group 2 (Adjustable Rate):
2/28
        Weighted Average Coupon:                            10.765%      Range:  6.750% - 14.250%
        Weighted Average Lifetime Cap:                      16.781%      Range:  13.625% - 20.250%
        Weighted Average Lifetime Floor:                    9.781%       Range:  6.625% - 13.250%
        Weighted Average Gross Margin:                      6.742%       Range:  3.750% - 9.875%

6 Month LIBOR
        Weighted Average Coupon:                            11.348%      Range:  10.250% - 13.750%
        Weighted Average Lifetime Cap:                      17.289%      Range:  16.250% - 18.875%
        Weighted Average Lifetime Floor:                    10.289%      Range:  9.250% - 11.875%
        Weighted Average Gross Margin:                      7.650%       Range:  6.250% - 8.750%

3/27
        Weighted Average Coupon:                            11.104%      Range:  7.375% - 14.375%
        Weighted Average Lifetime Cap:                      17.239%      Range:  14.875% - 20.375%
        Weighted Average Lifetime Floor:                    10.239%      Range:  7.875% - 13.375%
        Weighted Average Gross Margin:                      7.134%       Range:  5.000% - 10.500%




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR  AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH      ASSET-BACKED NOTES, SERIES 1999-3
--------------------------------------------------------------------------------



COLLATERAL TABLES INITIAL MORTGAGE LOANS

                                 GROUP 1 (FIXED RATE)

                                                 Percent by
Range of Principal Balances       Principal       Principal       Number of
as of the Cut-off Date ($)         Balance         Balance      Mortgage Loans
---------------------------     -------------     ----------    --------------
0.01        -  10,000.00          $278,820.09        0.14%             30
10,000.01   -  20,000.00         4,279,703.47        2.11             273
20,000.01   -  30,000.00        11,047,897.90        5.45             428
30,000.01   -  40,000.00        15,849,386.97        7.82             450
40,000.01   -  50,000.00        19,548,153.25        9.64             431
50,000.01   -  60,000.00        22,445,875.34       11.07             405
60,000.01   -  70,000.00        19,136,941.25        9.44             294
70,000.01   -  80,000.00        15,007,963.59        7.40             200
80,000.01   -  90,000.00        11,598,563.25        5.72             136
90,000.01   -  100,000.00       10,333,656.13        5.10             108
100,000.01  -  110,000.00        9,108,153.28        4.49              87
110,000.01  -  120,000.00        8,936,111.26        4.41              78
120,000.01  -  130,000.00        5,749,561.01        2.84              46
130,000.01  -  140,000.00        5,971,876.69        2.94              44
140,000.01  -  150,000.00        4,950,070.21        2.44              34
150,000.01  -  160,000.00        5,401,503.17        2.66              35
160,000.01  -  170,000.00        4,097,325.51        2.02              25
170,000.01  -  180,000.00        4,033,494.63        1.99              23
180,000.01  -  190,000.00        1,110,232.90        0.55               6
190,000.01  -  200,000.00        1,764,715.99        0.87               9
200,000.01  -  250,000.00        9,434,976.47        4.65              42
250,000.01  -  300,000.00        6,297,439.48        3.11              23
300,000.01  -  350,000.00        2,984,199.00        1.47               9
350,000.01  -  400,000.00        1,497,937.51        0.74               4
400,000.01  -  450,000.00          434,200.00        0.21               1
450,000.01  -  500,000.00          966,100.00        0.48               2
500,000.01  -  550,000.00          524,511.94        0.26               1
                                -------------      ------           -----

Total                           $202,789,370.29    100.00%          3,224
                                ===============    =======          =====



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR  AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH      ASSET-BACKED NOTES, SERIES 1999-3
--------------------------------------------------------------------------------



COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                              GROUP 1 (FIXED RATE)

                                             Percent by
     Geographic            Principal          Principal       Number of
    Distribution            Balance            Balance      Mortgage Loans
--------------------     -------------       -----------    --------------
Alabama                  $2,164,513.68          1.07%            44
Arizona                   1,064,546.16          0.52             26
Arkansas                  2,256,995.92          1.11             44
California                4,698,301.25          2.32             76
Colorado                  5,592,643.08          2.76            102
Connecticut               4,197,666.57          2.07             56
Delaware                    701,705.20          0.35             12
District Of Columbia        512,850.00          0.25              6
Florida                  25,236,327.57         12.44            512
Georgia                   3,001,211.70          1.48             58
Idaho                       289,211.72          0.14              7
Illinois                  7,958,896.90          3.92            109
Indiana                   8,068,278.50          3.98            156
Iowa                        152,682.46          0.08              4
Kansas                       56,542.83          0.03              1
Kentucky                  1,268,955.10          0.63             21
Louisiana                   752,265.24          0.37             11
Maine                     1,100,950.47          0.54             12
Maryland                  6,760,636.18          3.33             89
Massachusetts             6,530,759.49          3.22             68
Michigan                 13,080,132.77          6.45            221
Minnesota                 1,116,425.68          0.55             18
Mississippi               1,410,913.85          0.70             25
Missouri                  2,168,359.41          1.07             51
Montana                     431,727.33          0.21              7
Nebraska                    577,073.34          0.28             11
Nevada                      295,995.07          0.15              5
New Hampshire               487,378.29          0.24              8
New Jersey                7,790,419.16          3.84             92
New Mexico                  830,991.72          0.41             13
New York                 26,710,007.90         13.17            282
North Carolina            7,418,758.37          3.66            122
North Dakota                312,093.15          0.15              6
Ohio                     12,576,318.58          6.20            208
Oklahoma                  1,394,952.96          0.69             23
Oregon                    2,586,962.89          1.28             32
Pennsylvania             12,624,559.18          6.23            208
Rhode Island              1,575,683.29          0.78             17
South Carolina            7,612,638.04          3.75            145
South Dakota                151,059.96          0.07              3
Tennessee                 2,724,637.17          1.34             40
Texas                     2,527,570.20          1.25             51
Utah                      1,585,388.14          0.78             40
Vermont                     111,521.31          0.05              2
Virginia                  4,933,163.10          2.43             72
Washington                4,209,818.67          2.08             64
West Virginia             1,659,705.48          0.82             22
Wisconsin                 1,432,048.63          0.71             21
Wyoming                      87,126.63          0.04              1
                         -------------        ------          -----
Total                    $202,789,370.29      100.00%         3,224
                         ===============      =======         =====



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR  AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH      ASSET-BACKED NOTES, SERIES 1999-3
--------------------------------------------------------------------------------



COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                              GROUP 1 (FIXED RATE)


                                                        Percent by    Number of
Original Combined                    Principal           Principal     Mortgage
  Loan-to-Value                       Balance             Balance        Loans
-----------------                 --------------        ----------     ---------
10.01    -  15.00                    $69,141.39            0.03%            2
15.01    -  20.00                    323,037.84            0.16            10
20.01    -  25.00                    215,776.49            0.11             8
25.01    -  30.00                    347,766.11            0.17            11
30.01    -  35.00                    488,587.42            0.24            14
35.01    -  40.00                  1,142,732.32            0.56            24
40.01    -  45.00                  1,016,554.24            0.50            27
45.01    -  50.00                  2,052,907.28            1.01            46
50.01    -  55.00                  3,175,505.48            1.57            56
55.01    -  60.00                  4,867,457.71            2.40            90
60.01    -  65.00                 11,269,891.89            5.56           185
65.01    -  70.00                 15,086,409.64            7.44           229
70.01    -  75.00                 22,479,533.50           11.09           351
75.01    -  80.00                 48,499,196.88           23.92           770
80.01    -  85.00                 47,888,846.74           23.62           735
85.01    -  90.00                 42,611,791.69           21.01           651
90.01    -  95.00                  1,254,233.67            0.62            15
                                   ------------          ------         -----

Total                           $202,789,370.29          100.00%        3,224
                                ===============          =======        =====

At origination no Group 1 Mortgage Loan had a Combined Loan-to-Value ("CLTV") exceeding 91.50%.



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR  AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH      ASSET-BACKED NOTES, SERIES 1999-3
--------------------------------------------------------------------------------



COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                              GROUP 1 (FIXED RATE)

                                                Percent by         Number of
Mortgage Rates (%)    Principal Balance     Principal Balance   Mortgage Loans
------------------    -----------------     -----------------   --------------
7.000   -  7.249          $451,000.00              0.22%               4
7.250   -  7.499        16,859,781.54              8.31              200
7.500   -  7.749         3,711,775.33              1.83               39
7.750   -  7.999         6,579,395.82              3.24               73
8.000   -  8.249         2,555,657.66              1.26               32
8.250   -  8.499         5,690,013.45              2.81               71
8.500   -  8.749         5,210,605.64              2.57               69
8.750   -  8.999         7,541,226.95              3.72               97
9.000   -  9.249         5,032,869.93              2.48               76
9.250   -  9.499         8,206,826.37              4.05              111
9.500   -  9.749         9,053,097.29              4.46              118
9.750   -  9.999        10,822,029.07              5.34              160
10.000  -  10.249        7,359,890.72              3.63              134
10.250  -  10.499        7,650,987.62              3.77              141
10.500  -  10.749        9,281,353.17              4.58              164
10.750  -  10.999       13,618,647.88              6.72              209
11.000  -  11.249       10,796,805.32              5.32              184
11.250  -  11.499        8,077,291.60              3.98              159
11.500  -  11.749        9,153,789.05              4.51              174
11.750  -  11.999       11,785,030.38              5.81              204
12.000  -  12.249        7,736,893.10              3.82              146
12.250  -  12.499        6,946,527.19              3.43              127
12.500  -  12.749        8,936,198.19              4.41              148
12.750  -  12.999        7,542,905.47              3.72              142
13.000  -  13.249        2,812,931.43              1.39               48
13.250  -  13.499        2,930,483.40              1.45               59
13.500  -  13.749        3,287,907.28              1.62               57
13.750  -  13.999        1,459,097.35              0.72               34
14.000  -  14.249        1,015,283.87              0.50               25
14.250  -  14.499          415,553.50              0.20                9
14.500  -  14.749          111,973.79              0.06                4
14.750  -  14.999           72,475.40              0.04                2
15.000  -  15.249           13,997.88              0.01                1
15.250  -  15.499           19,600.00              0.01                1
15.750  -  15.999           29,934.03              0.01                1
16.000  -  16.249           19,533.62              0.01                1
                      ---------------            ------            -----

Total                 $202,789,370.29            100.00%           3,224
                      ===============            =======           =====



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR  AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH      ASSET-BACKED NOTES, SERIES 1999-3
--------------------------------------------------------------------------------



COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                                 GROUP 1 (FIXED RATE)

Remaining                                         Percent by         Number of
Months to Maturity       Principal Balance    Principal Balance   Mortgage Loans
------------------       -----------------    -----------------   --------------
 24.01   -  36.00            $17,762.91              0.01%               1
 48.01   -  60.00            249,440.27              0.12                9
 60.01   -  72.00            203,928.39              0.10                4
 72.01   -  84.00            149,005.73              0.07                5
 84.01   -  96.00            233,564.12              0.12                6
 96.01   -  108.00            76,200.00              0.04                2
 108.01  -  120.00         5,782,836.95              2.85              191
 120.01  -  132.00           576,163.42              0.28               12
 132.01  -  144.00           337,836.39              0.17                8
 144.01  -  156.00           484,943.56              0.24                8
 156.01  -  168.00         1,173,307.73              0.58               17
 168.01  -  180.00        76,398,820.35             37.67            1,295
 180.01  -  192.00         1,594,835.97              0.79               21
 192.01  -  204.00           588,203.81              0.29                9
 204.01  -  216.00           603,687.18              0.30                7
 216.01  -  228.00           287,909.45              0.14                3
 228.01  -  240.00        24,929,999.02             12.29              435
 240.01  -  252.00         1,484,313.24              0.73               19
 252.01  -  264.00           102,164.33              0.05                3
 264.01  -  276.00           428,599.93              0.21                4
 276.01  -  288.00           622,198.41              0.31                5
 288.01  -  300.00        10,058,967.08              4.96              169
 300.01  -  312.00           952,533.38              0.47               13
 312.01  -  324.00           375,712.43              0.19                4
 324.01  -  336.00           638,884.26              0.32                5
 336.01  -  348.00         1,158,756.35              0.57               12
 348.01  -  360.00        71,050,988.58             35.04              937
 360.01  -  361.00         2,227,807.05              1.10               20
                         --------------            ------            -----

 Total                   $202,789,370.29           100.00%           3,224
                         ===============           =======           =====



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR  AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH      ASSET-BACKED NOTES, SERIES 1999-3
--------------------------------------------------------------------------------



COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                              GROUP 1 (FIXED RATE)

                                              Percent by        Number of
                                               Principal         Mortgage
Underwriting Class     Principal Balance        Balance           Loans
------------------     -----------------      ----------       ----------
 AAA                      $5,133,486.15           2.53%            68
 AA                       35,784,458.06          17.65            500
 ANIV                     23,166,742.05          11.42            308
 I                        56,648,838.39          27.93            870
 II                       23,539,377.61          11.61            414
 III                       7,283,612.29           3.59            107
 IIISE                     5,133,422.50           2.53             69
 IIB                      18,495,756.11           9.12            360
 IV                       21,613,730.39          10.66            403
 IVPI                      3,090,704.96           1.52             64
 V                         2,899,241.78           1.43             61
                        ---------------         ------          -----

 Total                  $202,789,370.29         100.00%         3,224
                        ===============         =======         =====





                                 GROUP 1 (FIXED RATE)

                                                  Percent by
                                 Principal         Principal      Number of
Property Types                    Balance           Balance     Mortgage Loans
--------------------          --------------      ----------    --------------
SINGLE FAMILY                $148,790,705.44         73.37%         2,410
MANUFACTURED HOUSING           22,776,856.88         11.23            456
2-4 FAMILY                     19,563,395.71          9.65            212
CONDO                           3,242,244.57          1.60             69
PUD                             2,847,658.50          1.40             47
MULTI-FAMILY                    2,654,645.52          1.31             16
MIXED USE                       1,536,570.21          0.76              9
COMMERCIAL                      1,377,293.46          0.68              5
                              --------------        ------          -----

Total                         $202,789,370.29       100.00%         3,224
                              ===============       =======         =====



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR  AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH      ASSET-BACKED NOTES, SERIES 1999-3
--------------------------------------------------------------------------------



COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            GROUP 2 (ADJUSTABLE RATE)

Range of Principal Balances                        Percent by        Number of
As of the Cut-off Date ($)  Principal Balance  Principal Balance  Mortgage Loans
--------------------------  -----------------  -----------------  --------------

10,000.01   - 20,000.00         $224,644.05           0.17%             13
20,000.01   - 30,000.00        1,246,479.60           0.97              48
30,000.01   - 40,000.00        3,933,381.10           3.06             109
40,000.01   - 50,000.00        6,173,298.93           4.81             137
50,000.01   - 60,000.00        9,032,857.21           7.03             163
60,000.01   - 70,000.00       11,195,776.41           8.71             171
70,000.01   - 80,000.00       12,859,041.89          10.01             171
80,000.01   - 90,000.00       10,385,003.68           8.08             122
90,000.01   - 100,000.00       7,223,367.15           5.62              76
100,000.01  - 110,000.00       5,895,445.93           4.59              56
110,000.01  - 120,000.00       7,728,409.16           6.02              67
120,000.01  - 130,000.00       5,013,969.46           3.90              40
130,000.01  - 140,000.00       6,337,796.39           4.93              47
140,000.01  - 150,000.00       3,760,406.80           2.93              26
150,000.01  - 160,000.00       3,251,047.02           2.53              21
160,000.01  - 170,000.00       2,476,192.23           1.93              15
170,000.01  - 180,000.00       2,994,123.38           2.33              17
180,000.01  - 190,000.00       2,051,360.99           1.60              11
190,000.01  - 200,000.00       1,752,040.49           1.36               9
200,000.01  - 250,000.00       6,777,794.13           5.28              31
250,000.01  - 300,000.00       6,936,022.55           5.40              25
300,000.01  - 350,000.00       3,829,194.46           2.98              12
350,000.01  - 400,000.00         731,768.18           0.57               2
400,000.01  - 450,000.00       2,186,000.00           1.70               5
450,000.01  - 500,000.00       2,912,184.28           2.27               6
700,000.01  - 750,000.00         720,526.27           0.56               1
800,000.01  - 850,000.00         845,000.00           0.66               1
                              -------------         ------           -----

Total                         $128,473,131.74       100.00%          1,402
                              ===============       =======          =====



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR  AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH      ASSET-BACKED NOTES, SERIES 1999-3
--------------------------------------------------------------------------------



COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                               GROUP 2 (ADJUSTABLE RATE)

                                                                      Number of
                                                   Percent by         Mortgage
Geographic Distribution    Principal Balance    Principal Balance       Loans
-----------------------    -----------------    -----------------     ---------

Alabama                        $319,083.85            0.25%               4
Arizona                       1,232,139.24            0.96                7
California                    1,175,536.20            0.92                9
Colorado                      5,797,735.65            4.51               52
Connecticut                   5,167,950.17            4.02               37
Delaware                        163,951.76            0.13                1
Florida                       5,759,446.21            4.48               68
Georgia                       1,828,183.04            1.42               25
Idaho                           513,174.65            0.40                5
Illinois                      5,468,331.17            4.26               58
Indiana                       8,554,626.64            6.66              124
Iowa                            285,045.72            0.22                6
Kansas                           95,975.00            0.07                1
Kentucky                        220,844.27            0.17                4
Louisiana                       181,578.19            0.14                3
Maine                         1,103,308.04            0.86               13
Maryland                      3,160,483.62            2.46               29
Massachusetts                 2,056,228.13            1.60               21
Michigan                     10,277,227.07            8.00              123
Minnesota                       575,090.99            0.45                8
Mississippi                      52,000.00            0.04                1
Missouri                      1,877,309.07            1.46               30
Nebraska                         67,484.90            0.05                2
New Hampshire                   327,724.86            0.26                3
New Jersey                    9,759,181.36            7.60               77
New Mexico                      492,980.92            0.38                7
New York                     15,969,653.59           12.43              101
North Carolina                8,964,939.37            6.98              121
Ohio                         11,212,102.14            8.73              159
Oklahoma                         39,226.44            0.03                2
Oregon                          433,900.00            0.34                4
Pennsylvania                  8,845,108.67            6.88              128
Rhode Island                    758,362.31            0.59                6
South Carolina                4,501,179.00            3.50               63
Tennessee                       571,333.76            0.44                7
Texas                         3,208,346.86            2.50               37
Utah                          2,406,886.29            1.87               15
Vermont                         100,000.00            0.08                1
Virginia                      1,516,900.83            1.18               18
Washington                    3,010,341.66            2.34               16
West Virginia                   137,580.10            0.11                2
Wisconsin                       209,900.00            0.16                3
Wyoming                          74,750.00            0.06                1
                            --------------          ------            -----

Total                       $128,473,131.74         100.00%           1,402
                            ===============         =======           =====



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR  AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH      ASSET-BACKED NOTES, SERIES 1999-3
--------------------------------------------------------------------------------



COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            GROUP 2 (ADJUSTABLE RATE)

                                                                      Number of
                                                    Percent by        Mortgage
Original Loan-to-Value (%)   Principal Balance   Principal Balance      Loans
-------------------------    -----------------   -----------------    ---------

10.01  -  15.00                  $19,992.05             0.02%             1
15.01  -  20.00                   29,989.30             0.02              1
20.01  -  25.00                   62,000.00             0.05              2
30.01  -  35.00                   97,000.00             0.08              2
35.01  -  40.00                  430,332.14             0.33              7
40.01  -  45.00                  323,236.72             0.25              6
45.01  -  50.00                  965,788.44             0.75             14
50.01  -  55.00                  980,796.41             0.76             16
55.01  -  60.00                1,482,772.96             1.15             20
60.01  -  65.00                6,085,708.01             4.74             71
65.01  -  70.00                6,047,650.51             4.71             62
70.01  -  75.00               11,130,317.38             8.66            135
75.01  -  80.00               39,293,461.82            30.58            441
80.01  -  85.00               38,300,038.64            29.81            392
85.01  -  90.00               23,224,047.36            18.08            232
                            ---------------           ------          -----

Total                       $128,473,131.74           100.00%         1,402
                            ===============           =======         =====

At origination no Group 2 Mortgage Loan had a Loan-to-Value ("LTV") exceeding 90.00%.



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR  AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH      ASSET-BACKED NOTES, SERIES 1999-3
--------------------------------------------------------------------------------



COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            GROUP 2 (ADJUSTABLE RATE)

                                                Percent by         Number of
Mortgage Rates (%)    Principal Balance     Principal Balance   Mortgage Loans
------------------    -----------------     -----------------   --------------

6.750   -  6.999         $131,750.00               0.10%              1
7.250   -  7.499          176,865.32               0.14               1
7.500   -  7.749          509,336.07               0.40               5
7.750   -  7.999          836,900.00               0.65               4
8.000   -  8.249          690,655.30               0.54               8
8.250   -  8.499        2,244,041.41               1.75              16
8.500   -  8.749        1,840,780.10               1.43              20
8.750   -  8.999        4,241,847.33               3.30              42
9.000   -  9.249        2,191,447.08               1.71              25
9.250   -  9.499        6,029,595.41               4.69              47
9.500   -  9.749        6,343,331.02               4.94              79
9.750   -  9.999        6,367,941.19               4.96              65
10.000  -  10.249       9,548,849.20               7.43             103
10.250  -  10.499       7,461,648.36               5.81              82
10.500  -  10.749       8,926,205.92               6.95              89
10.750  -  10.999      14,491,998.36              11.28             172
11.000  -  11.249       7,836,473.26               6.10              80
11.250  -  11.499       7,999,964.27               6.23              89
11.500  -  11.749       8,228,764.84               6.41             104
11.750  -  11.999      12,260,964.14               9.54             147
12.000  -  12.249       3,511,695.39               2.73              38
12.250  -  12.499       4,084,384.55               3.18              49
12.500  -  12.749       4,590,685.91               3.57              46
12.750  -  12.999       4,969,741.45               3.87              55
13.000  -  13.249       1,017,298.71               0.79              14
13.250  -  13.499         821,024.86               0.64               9
13.500  -  13.749         220,856.93               0.17               3
13.750  -  13.999         482,102.54               0.38               5
14.000  -  14.249         353,037.32               0.27               2
14.250  -  14.499          62,945.50               0.05               2
                     ---------------             ------           -----

Total                $128,473,131.74             100.00%          1,402
                     ===============             =======          =====






--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR  AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH      ASSET-BACKED NOTES, SERIES 1999-3
--------------------------------------------------------------------------------



COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            GROUP 2 (ADJUSTABLE RATE)

                                                  Percent by
                                  Principal        Principal        Number of
Remaining Months to Maturity       Balance          Balance      Mortgage Loans
----------------------------   --------------     -----------    --------------
238.00    -   240.99             $364,899.90          0.28%              8
289.00    -   300.99            1,005,103.17          0.78              25
337.00    -   348.99              255,448.94          0.20               4
349.00    -   357.99            6,958,456.63          5.42              76
358.00    -   358.99           18,978,796.46         14.77             186
359.00    -   359.99           60,516,960.23         47.10             651
360.00    -   361.00           40,393,466.41         31.44             452
                             ---------------        ------           -----

Total                        $128,473,131.74        100.00%          1,402
                             ===============        =======          =====





--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR  AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH      ASSET-BACKED NOTES, SERIES 1999-3
--------------------------------------------------------------------------------







COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                               GROUP 2 (ADJUSTABLE RATE)

                                                 Percent by
                                  Principal       Principal        Number of
Month of Next Rate Adjustment      Balance         Balance       Mortgage Loans
-----------------------------  ---------------   -----------     --------------

November 1999                     $64,530.27         0.05%               1
December 1999                     248,408.48         0.19                2
January 2000                      471,138.92         0.37                2
February 2000                     245,144.23         0.19                2
March 2000                         74,634.93         0.06                1
April 2000                              0.00         0.00                0
May 2000                                0.00         0.00                0
June 2000                               0.00         0.00                0
July 2000                               0.00         0.00                0
August 2000                       111,285.27         0.09                2
September 2000                     69,528.74         0.05                1
October 2000                      111,220.20         0.09                1
November 2000                           0.00         0.00                0
December 2000                     133,605.29         0.10                1
January 2001                      399,492.03         0.31                3
February 2001                     641,576.90         0.50                6
March 2001                        242,772.74         0.19                3
April 2001                        940,977.02         0.73               12
May 2001                        1,312,663.90         1.02               15
June 2001                       2,980,824.46         2.32               34
July 2001                      18,223,557.95        14.18              184
August 2001                    58,370,009.13        45.43              627
September 2001                 38,003,065.07        29.58              439
October 2001                            0.00         0.00                0
November 2001                           0.00         0.00                0
December 2001                           0.00         0.00                0
January 2002                            0.00         0.00                0
February 2002                           0.00         0.00                0
March 2002                              0.00         0.00                0
April 2002                              0.00         0.00                0
May 2002                                0.00         0.00                0
June 2002                               0.00         0.00                0
July 2002                         425,969.03         0.33                4
August 2002                     2,302,325.84         1.79               32
September 2002                  3,100,401.34         2.41               30
                               -------------       ------            -----

Total                          $128,473,131.74     100.00%           1,402
                               ===============     =======           =====







--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR  AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH      ASSET-BACKED NOTES, SERIES 1999-3
--------------------------------------------------------------------------------




COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            GROUP 2 (ADJUSTABLE RATE)

                           Principal          Percent by            Number of
Gross Margin                Balance        Principal Balance     Mortgage Loans
------------------      ---------------    -----------------     --------------

3.750   -   3.999          $73,950.00            0.06%                  1
4.000   -   4.249          291,302.80            0.23                   3
4.250   -   4.499        1,303,170.51            1.01                  13
4.500   -   4.749        1,613,966.97            1.26                  13
4.750   -   4.999        1,033,898.15            0.80                  11
5.000   -   5.249        5,680,762.18            4.42                  53
5.250   -   5.499        2,974,798.99            2.32                  39
5.500   -   5.749        7,169,875.94            5.58                  71
5.750   -   5.999        8,876,594.28            6.91                  88
6.000   -   6.249        7,127,541.25            5.55                  77
6.250   -   6.499       16,658,451.90           12.97                 177
6.500   -   6.749        6,962,859.87            5.42                  74
6.750   -   6.999       14,575,832.07           11.35                 163
7.000   -   7.249       12,227,166.81            9.52                 132
7.250   -   7.499        6,202,792.40            4.83                  77
7.500   -   7.749        7,291,797.30            5.68                  79
7.750   -   7.999        6,356,243.20            4.95                  62
8.000   -   8.249        9,650,469.06            7.51                 127
8.250   -   8.499        2,447,557.33            1.91                  32
8.500   -   8.749        3,344,258.66            2.60                  37
8.750   -   8.999        2,933,836.53            2.28                  32
9.000   -   9.249        1,259,759.70            0.98                  13
9.250   -   9.499        1,367,040.13            1.06                  20
9.500   -   9.749          456,704.06            0.36                   4
9.750   -   9.999          283,851.26            0.22                   2
10.000  -   10.249         271,900.39            0.21                   1
10.500  -   10.749          36,750.00            0.03                   1
                        -------------          ------               -----

Total                   $128,473,131.74        100.00%              1,402
                        ===============        =======              =====






--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR  AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH      ASSET-BACKED NOTES, SERIES 1999-3
--------------------------------------------------------------------------------



COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            GROUP 2 (ADJUSTABLE RATE)

                              Principal          Percent by          Number of
Maximum Mortgage Rates         Balance        Principal Balance   Mortgage Loans
----------------------     ---------------    -----------------   --------------

13.500   - 13.749             $328,567.00           0.26%               3
13.750   - 13.999              836,900.00           0.65                4
14.000   - 14.249              331,155.30           0.26                5
14.250   - 14.499            2,164,791.41           1.69               15
14.500   - 14.749            1,840,780.10           1.43               20
14.750   - 14.999            4,135,682.43           3.22               41
15.000   - 15.249            2,191,447.08           1.71               25
15.250   - 15.499            6,206,460.73           4.83               48
15.500   - 15.749            6,524,100.09           5.08               81
15.750   - 15.999            6,289,541.19           4.90               64
16.000   - 16.249            9,908,349.20           7.71              106
16.250   - 16.499            7,420,898.36           5.78               82
16.500   - 16.749            8,926,205.92           6.95               89
16.750   - 16.999           14,729,913.26          11.47              174
17.000   - 17.249            7,836,473.26           6.10               80
17.250   - 17.499            7,999,964.27           6.23               89
17.500   - 17.749            8,228,764.84           6.41              104
17.750   - 17.999           12,339,364.14           9.60              148
18.000   - 18.249            3,511,695.39           2.73               38
18.250   - 18.499            4,204,384.55           3.27               50
18.500   - 18.749            4,590,685.91           3.57               46
18.750   - 18.999            5,044,376.38           3.93               56
19.000   - 19.249            1,017,298.71           0.79               14
19.250   - 19.499              821,024.86           0.64                9
19.500   - 19.749              220,856.93           0.17                3
19.750   - 19.999              407,467.61           0.32                4
20.000   - 20.249              353,037.32           0.27                2
20.250   - 20.499               62,945.50           0.05                2
                          ---------------         ------            -----

Total                     $128,473,131.74         100.00%           1,402
                          ===============         =======           =====






--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR  AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH      ASSET-BACKED NOTES, SERIES 1999-3
--------------------------------------------------------------------------------



COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                               GROUP 2 (ADJUSTABLE RATE)

                              Principal         Percent by           Number of
Minimum Mortgage Rates         Balance       Principal Balance    Mortgage Loans
----------------------     ---------------   -----------------    --------------

6.625    -    6.749           $328,567.00          0.26%                3
6.750    -    6.999            836,900.00          0.65                 4
7.000    -    7.249            331,155.30          0.26                 5
7.250    -    7.499          2,164,791.41          1.69                15
7.500    -    7.749          1,840,780.10          1.43                20
7.750    -    7.999          4,135,682.43          3.22                41
8.000    -    8.249          2,191,447.08          1.71                25
8.250    -    8.499          6,206,460.73          4.83                48
8.500    -    8.749          6,524,100.09          5.08                81
8.750    -    8.999          6,289,541.19          4.90                64
9.000    -    9.249          9,908,349.20          7.71               106
9.250    -    9.499          7,420,898.36          5.78                82
9.500    -    9.749          8,926,205.92          6.95                89
9.750    -    9.999         14,729,913.26         11.47               174
10.000   -    10.249         7,836,473.26          6.10                80
10.250   -    10.499         7,999,964.27          6.23                89
10.500   -    10.749         8,228,764.84          6.41               104
10.750   -    10.999        12,339,364.14          9.60               148
11.000   -    11.249         3,511,695.39          2.73                38
11.250   -    11.499         4,204,384.55          3.27                50
11.500   -    11.749         4,590,685.91          3.57                46
11.750   -    11.999         5,044,376.38          3.93                56
12.000   -    12.249         1,017,298.71          0.79                14
12.250   -    12.499           821,024.86          0.64                 9
12.500   -    12.749           220,856.93          0.17                 3
12.750   -    12.999           407,467.61          0.32                 4
13.000   -    13.249           353,037.32          0.27                 2
13.250   -    13.375            62,945.50          0.05                 2
                          ---------------        ------             -----

Total                     $128,473,131.74        100.00%            1,402
                          ===============        =======            =====




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR  AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH      ASSET-BACKED NOTES, SERIES 1999-3
--------------------------------------------------------------------------------



COLLATERAL TABLES FOR INITIAL MORTGAGE LOANS (continued)

                            GROUP 2 (ADJUSTABLE RATE)

                             Principal         Percent by           Number of
Underwriting Class            Balance       Principal Balance    Mortgage Loans
------------------        ---------------   -----------------    --------------

AA                         $7,548,866.65           5.88%                74
ANIV                       16,928,726.70          13.18                101
I                          29,100,150.72          22.65                297
II                         17,669,813.47          13.75                230
III                         5,894,430.95           4.59                 56
III-SE                      2,977,011.52           2.32                 30
IIB                        20,221,516.08          15.74                252
IV                         19,107,665.94          14.87                260
IVPI                        3,608,374.80           2.81                 35
V                           5,416,574.91           4.22                 67
                          --------------         ------              -----

Total                    $128,473,131.74         100.00%             1,402
                         ===============         =======             =====





                            GROUP 2 (ADJUSTABLE RATE)

                                                Percent by         Number of
Property Type           Principal Balance    Principal Balance   Mortgage Loans
---------------------   -----------------    -----------------   --------------

SINGLE FAMILY            $94,806,353.23            73.79%              992
MANUFACTURED HOUSING      17,132,516.29            13.34               249
2-4 FAMILY                12,713,245.91             9.90               118
CONDO                      2,469,720.84             1.92                33
PUD                        1,351,295.47             1.05                10
                        ---------------           ------             -----

Total                   $128,473,131.74           100.00%            1,402
                        ===============           =======            =====





--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR  AFC MORTGAGE LOAN
[LOGO] MERRILL LYNCH      ASSET-BACKED NOTES, SERIES 1999-3
--------------------------------------------------------------------------------





FOR ADDITIONAL INFORMATION PLEASE CALL:

ASSET BACKED SECURITIES GROUP
-----------------------------
Rob DiOrio                        (212) 449-1646
Marc Rosenthal                    (212) 449-8721
Demetrios Tsipras                 (212) 449-9486
Vu Nguyen                         (212) 449-1955


MBS TRADING
-----------
(New York)
Vince Mora                        (212) 449-5320
Dan Pace                          (212) 449-5320
Scott Soltas                      (212) 449-3659

(London)
Ashley Kibblewhite                011-44-171-867-3032
Anthony Everill                   011-44-171-867-3032


ASSET BACKED RESEARCH
---------------------
Chris Flanagan                    (212) 449-1655
Ralph Diserio                     (212) 449-1629
Ryan Asato                        (212) 449-9622




--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.